STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BOND FUNDS

                            The Jamestown Bond Fund
                      The Jamestown Short Term Bond Fund

                                  August 1, 1996
                            Revised December 9, 1996

                                   Series of
                         WILLIAMSBURG INVESTMENT TRUST
                         312 Walnut Street, 21st Floor
                            Cincinnati, Ohio 45202
                           Telephone 1-800-443-4249

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.......................................  2
DESCRIPTION OF BOND RATINGS..............................................  5
INVESTMENT LIMITATIONS...................................................  8
TRUSTEES AND OFFICERS.................................................... 10
INVESTMENT ADVISOR......................................................  14
ADMINISTRATOR............................................................ 15
OTHER SERVICES........................................................... 15
BROKERAGE...............................................................  16
SPECIAL SHAREHOLDER SERVICES............................................. 17
PURCHASE OF SHARES....................................................... 18
REDEMPTION OF SHARES..................................................... 19
NET ASSET VALUE DETERMINATION............................................ 19
ALLOCATION OF TRUST EXPENSES............................................. 19
ADDITIONAL TAX INFORMATION............................................... 20
CAPITAL SHARES AND VOTING................................................ 21
CALCULATION OF PERFORMANCE DATA.......................................... 22
FINANCIAL STATEMENTS AND REPORTS......................................... 25

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Bond Funds (the "Funds") dated August 1, 1996. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                      INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both The Jamestown Bond Fund (the "Bond Fund") and The Jamestown Short Term Bond Fund (the "Short Term Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

SECURITIES OF UNSEASONED COMPANIES. The securities of unseasoned companies (those in business less than three years, including predecessors and, in the case of bonds, guarantors) may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when the Funds desire to do so, the Funds could receive lower prices than might otherwise be obtained. Because of the increased risk over larger, better known companies, each Fund limits its investments in the securities of unseasoned issuers to no more than 5% of its total assets.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Funds do not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The
U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Funds may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date,

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the Funds will accrue the interest until the settlement of the sale.
When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

RESTRICTED SECURITIES. Each Fund may purchase securities that are not registered ("restricted securities") under the 1933 Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. However, a Fund will not invest more than 10% of its assets in illiquid investments, which includes securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the Advisor the daily function of determining and monitoring liquidity of restricted securities. It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Fund currently intends to limit its investments in restricted securities to no more than 5% of its net assets.

                          DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      AAA: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      BAA: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

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DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA:        Bonds considered to be investment grade and of the
highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA:         Bonds considered to be investment grade and of very high
credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

      AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

        A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

      BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                            INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer (except that securities of the U.S. Government, its agencies or instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Purchase real estate or interests in real estate, except that securities in which the Funds invest may themselves have investment in real estate or interests in real estate (the Funds do invest in securities composed of mortgages against real estate);

(11) Invest more than 10% in the aggregate in illiquid securities (potentially including repurchase agreements with a maturity of greater than 7 days, Interest Only or Principal Only securities, and mortgage backed strips which may not be readily marketable); or

(12) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or purchase, sell or write warrants.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

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
                             TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Williamsburg
Investment Trust (the "Trust"), their present position with the Trust or
Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1996:
NAME, POSITION,                                      PRINCIPAL OCCUPATION                      COMPENSATION
AGE  AND ADDRESS                                     DURING PAST 5 YEARS                       FROM THE TRUST
------------------                                   --------------------                      --------------
Jack E. Brinson (age 64)                             President, Brinson Investment Co.         $8,000
Trustee                                              President, Brinson Chevrolet, Inc.
1105 Panola Street                                   Tarboro, North Carolina
Tarboro, North Carolina  27886

Austin Brockenbrough III (age 59)                    Managing Director                         None
Trustee**                                            Lowe, Brockenbrough & Tattersall, Inc.
President                                            Richmond, Virginia
The Jamestown International Equity Fund
The Jamestown Tax Exempt Virginia Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

John T. Bruce (age 42)                               Principal                                  None
Trustee and Chairman**                               Flippin, Bruce & Porter, Inc.
Vice President                                       Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr.  (age 59)                   Physician                                 $8,000
Trustee**                                            Dermatology Associates of Richmond
5600 Grove Avenue                                    Richmond, Virginia
Richmond, Virginia   23226

J. Finley Lee (age 56)                               Julian Price Professor Emeritus of        $8,000
Trustee                                              Business Administration
614 Croom Court                                      University of North Carolina
Chapel Hill, North Carolina  27514                   Chapel Hill, North Carolina

Richard Mitchell (age 47)                            Principal                                 None
Trustee**                                            T. Leavell & Associates, Inc.
President                                            Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 57)                          President                                 $8,000
Trustee                                              University of Richmond
7000 River Road                                      Richmond, Virginia
Richmond, Virginia  23229

Harris V. Morrissette (age 36)                       President                                 $6,500
Trustee                                              Marshall Biscuits
1500 S. Beltline Hwy.                                Mobile, Alabama
Mobile, Alabama   36693

Fred T. Tattersall (age 47)                          Managing Director                         None
Trustee**                                            Lowe, Brockenbrough & Tattersall, Inc.
President                                            Richmond, Virginia
The Jamestown Bond Fund
The Jamestown Short Term Bond Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Samuel B. Witt III (age 60)                          Attorney at Law                           $8,000
Trustee
2300 Clarendon Blvd.
Suite 407
Arlington, Virginia 22201

Charles M. Caravati III (age 30)                     Assistant Portfolio Manager
Vice President                                       Lowe, Brockenbrough & Tattersall, Inc.
The Jamestown International Equity Fund              Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 54)                             Principal
President                                            Flippin, Bruce & Porter, Inc.
FBP Contrarian Balanced Fund                         Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 43)                           Vice President
Vice President                                       T. Leavell & Associates, Inc.
The Alabama Tax Free Bond Fund                       Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

R. Gregory Porter, III (age 55)                      Principal
Vice President                                       Flippin, Bruce & Porter, Inc.
FBP Contrarian Balanced Fund                         Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street

Lynchburg, Virginia  24504

Mark J. Seger (age 34)                               Vice President, MGF Service Corp.
Treasurer                                            and Leshner Financial, Inc.; Treasurer,
312 Walnut Street, 21st Floor                        Midwest Trust, Midwest Group
Cincinnati, Ohio 45202                               Tax Free Trust and Midwest Strategic Trust

Henry C. Spalding, Jr. (age 58)                      Executive Vice President
President                                            Lowe, Brockenbrough & Tattersall, Inc.
The Jamestown Balanced Fund                          Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

John F. Splain (age 39)                              Secretary and General Counsel,
Secretary                                            MGF Service Corp., Midwest
312 Walnut Street, 21st Floor                        Group Financial Services, Inc. and
Cincinnati, Ohio 45202                               Leshner Financial, Inc.; Secretary,
                                                     Midwest Trust, Midwest Group Tax
                                                     Free Trust and Midwest Strategic Trust

Ernest H. Stephenson, Jr. (age 51)                   Vice President
Vice President                                       Lowe, Brockenbrough & Tattersall, Inc.
The Jamestown Balanced Fund                          Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia   23230

Connie R. Taylor (age 45)                            Administrator
Vice President                                       Lowe, Brockenbrough & Tattersall, Inc.
The Jamestown Balanced Fund                          Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Craig D. Truitt (age 37)                             Senior Vice President
Vice President                                       Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Bond Fund                              since 1992;
The Jamestown Short Term Bond Fund                   (previously Vice President,
6620 West Broad Street                               Julius Straus
Suite 300                                            Richmond, Virginia)
Richmond, Virginia  23230

Beth Ann Walk (age 37)                               Portfolio Manager
Vice President                                       Lowe, Brockenbrough & Tattersall, Inc.
The Jamestown Tax Exempt Virginia Fund               Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

-----------------------------
**Indicates that Trustee is an Interested Person for purposes of the 1940 Act

Messrs. Brinson (Chairman), Caravati, Lee, Morrill, Morrissette and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Trustees have not appointed a compensation committee or a nominating committee.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 5, 1996, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Bond Fund and 6.8% of the then outstanding shares of the Short Term Fund. On the same date, Rockingham Health Care, Inc., 235 Cantrell Avenue, Harrisonburg, Virginia 22801, owned of record 56.2% of the then outstanding shares of the Short Term Fund and may therefore be deemed to control the Short Term Fund. On the same date, Halifax Regional Hospital, 2204 Wilborn Avenue, South Boston, Virginia 24592, owned of record 12.2% of the then outstanding shares of the Bond Fund; Crestar Bank as Trustee for Hourly Employees Norshipco Pension Plans, P.O. Box 2642, Norfolk, Virginia 23501, owned of record 5.4% of the then outstanding shares of the Bond Fund; the Estate of Morton Blaustein, P.O. Box 238, Baltimore, Maryland 21203, owned of record 11.0% of the then outstanding shares of the Bond Fund; Rockingham Health Care, Inc., 235 Cantrell Avenue, Harrisonburg, Virginia 22801, owned of record 11.9% of the then outstanding shares of the Bond Fund; Rockingham Memorial Hospital Retirement Plan, 235 Cantrell Avenue, Harrisonburg, Virginia 22801, owned of record 7.4% of the then outstanding shares of the Bond Fund; Calvert Memorial Hospital, 100 Hospital Road, Prince Frederick, Maryland 20678, owned of record 9.6% of the then outstanding shares of the Bond Fund; Virginia International Terminals, Inc. Pension Plan, P.O. Box 1387, Norfolk, Virginia 23501, owned of record 10.9% of the then outstanding shares of the Bond Fund; Light & Co., P.O. Box 1596, Baltimore, Maryland, owned of record 6.1% of the then outstanding shares of the Bond Fund; the Lowe, Brockenbrough & Tattersall Money Purchase Pension

Plan, 6620 West Broad Street, Richmond, Virginia 23230, owned of record 6.8% of the then outstanding shares of the Short Term Fund; the McKay-Dee Foundation, 3939 Harrison Boulevard, Ogden, Utah 84403, owned of record 9.5% of the then outstanding shares of the Short Term Fund; and The Trust Company of the South, P.O. Box 1898, Burlington, North Carolina 27216, owned of record 16.6% of the then outstanding shares of the Short Term Fund.

                              INVESTMENT ADVISOR

Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 1997 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Advisor with respect to each Fund, is at the annual rate of 0.375% of such Fund's average daily net assets. For the fiscal years ended March 31, 1996, 1995 and 1994, the Bond Fund paid the Advisor advisory fees of $305,247, $242,915 and $227,910, respectively. For the fiscal years ended March 31, 1996, 1995 and 1994, the Short Term Fund paid the Advisor advisory fees of $3,786 (which was net of voluntary fee waivers of $43,635), $3,372 (net of voluntary fee waivers of $49,560) and $11,707 (net of voluntary fee waivers of $52,586).

The Advisor, organized as a Virginia corporation in 1970, is controlled by its shareholders, Austin Brockenbrough, III and Fred T. Tattersall. In addition to acting as Advisor to the Funds, the Advisor serves as investment advisor to four additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Advisor determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Advisor places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.

The Advisor must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

                                 ADMINISTRATOR

MGF Service Corp. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, each Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200,000,000 and 0.05% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

For the fiscal years ended March 31, 1996 and 1995, the Administrator received fees of $61,029 and $49,025, respectively, from the Bond Fund and $24,000 and $23,301, respectively, from the Short Term Fund.

                                OTHER SERVICES

The firm of Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania 19102, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                   BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Funds' portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. However, the Bond Fund typically transacts in shares of closed-end investment companies on an agency basis, and pays commissions in connection with these transactions.

For the fiscal years ended March 31, 1996, 1995 and 1994, the total amount of brokerage commissions paid by the Bond Fund was $126,787, $0 and $0, respectively. No brokerage commissions were paid by the Short Term Fund for the last three fiscal years.

While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of either Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended March 31, 1996, the amount of brokerage transactions and related commissions directed by the Bond Fund to brokers because of research services provided were $11,731,411 and $65,720.

In an effort to reduce the total operating expenses of the Bond Fund, a portion of the Fund's custodian fees have been reimbursed through an arrangement with a third party broker-dealer who is compensated through security trades. Total custodian expenses reimbursed by the broker-dealer for the year ended March 31, 1996 were $22,423.

As of March 31, 1996, the Short Term Fund held bonds (having a market value of $211,216) issued by Bear Stearns Company, the parent of one of the Trust's "regular broker-dealers" as defined in the 1940 Act.

                         SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or
(b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                              PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $5,000 applies to Trustees, officers and employees of the Funds, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                             REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

                         NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                         ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the

Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

Under the Advisory Agreement, the Advisor may be required to reimburse a Fund if that Fund's annual ordinary operating expenses exceed certain limits. This expense limitation is calculated and administered separately with respect to each series of the Trust in accordance with the requirements of state securities authorities. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year end adjustment. The Advisor in its discretion may, but is not required to, reimburse a Fund an amount of money in excess of its advisory fee.

                          ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income. Each Fund will also be required to derive less than 30% of its gross income from the sale or other disposition of securities held for less than 90 days.

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

As of March 31, 1996, the Bond Fund and the Short Term Fund had capital loss carryforwards for federal income tax purposes of $1,046,606 and $443,059, respectively, which expire on March 31, 2003. These capital loss carryforwards may be utilized in future years to offset net realized gains prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of part of your investment.

                           CAPITAL SHARES AND VOTING

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any

Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994 the Trust was called The Nottingham Investment
Trust.

                        CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Bond Fund for the one year period ended March 31, 1996, for the five year period ended March 31, 1996 and for the period since inception (December 13, 1990) to March 31, 1996 are 11.23%, 7.92% and 7.79%,
respectively. The average annual total return quotations for the Short Term Fund for the one year period ended March 31, 1996 and for the period since inception (January 21, 1992) to March 31, 1996 are 7.38% and 5.05%, respectively.

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Bond Fund and the Short Term Fund for the 30 days ended March 31, 1996 were 6.30% and 5.84%, respectively.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Bond Fund may compare its performance to the Lehman Brothers Government/Corporate Index and the Lehman Brothers Aggregate Index, which are generally considered to be representative of the performance of taxable bonds, and the Short Term Fund may compare its performance to the Merrill Lynch 1-3 Year Treasury Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                       FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 1996, together with the report of the independent accountants thereon, are included on the following pages.

                           The Jamestown Bond Fund

                               No Load Mutual Fund




                                  Annual Report
                                 March 31, 1996







        Investment Adviser                      Administrator
        Lowe, Brockenbrough & Tattersall, Inc.  MGF Service Corp.
        6620 West Broad Street                  312 Walnut Street
        Suite 300                               P.O. Box 5354
        Richmond, Virginia  23230               Cincinnati, Ohio  45202-5354
        1.804.288.0404                          1.800.443.4249

                             THE JAMESTOWN BOND FUND


                       MANAGEMENT DISCUSSION AND ANALYSIS


                                 March 31, 1996


Performance of The Jamestown Bond Fund

First Quarter 1996

     What a difference a few months can make! The clearly bullish sentiment that investors had at the end of 1995 was quickly reversed during the first quarter of this year as the Lehman Aggregate Index fell 1.8% and the Lehman Government/Corporate Index fell 2.3%. While the 3-month Treasury bill yield remained fairly stable, 2-year and longer rates rose between 60 and 75 basis points in reaction to an economy that caught investors off guard with its strength. As economic growth rates were being revised up, expectations for further rate cuts from the Federal Reserve were being revised down. Interest rates also reflected disappointment with the prospects for a balanced budget and a restructured tax system. Except for Italy and France, where rates fell slightly, other G-7 countries followed our lead and experienced higher rates for the quarter. Central Bankers did little to reverse the trend.

     For the quarter, your Fund performed in line with its comparative indices. Even though our maturity strategy remained slightly biased toward falling interest rates, our sector strategies gave our performance a boost. In assessing the economy, we underestimated the improvement in employment and the stimulative effect that last year's low rates had on spending. The strength appeared to transcend even the most obvious drags of unusually inclement weather, the government shutdown and the General Motors strike. As for sectors, our performance benefited from an overweighting in mortgages. Despite the increased volatility in interest rates during the quarter, mortgages performed well as higher rates helped to dispel prepayment fears. Our holdings in seasoned mortgages performed even stronger than the mortgage market in general. Closed-end mutual funds contributed to performance for the quarter as renewed buying interest in the area caused discounts to narrow.

Fiscal Year Ended March 31, 1996

     In 1995, the bond market experienced one of the best years in its history on the heels of one of its worst. The stage was set for 1995's rally by 1994's monetary tightening, although few investors foresaw it at the time. Except for a brief backup in July, the bond market posted positive returns in every month and its third best annual return ever on a calendar year basis. The market hit a "sweet spot", benefiting from slower economic growth, subdued inflation and, finally, the prospect of a balanced federal budget. For the year, 2 to 5-year Treasury yields fell about 2.5%, while 10 to 30-year Treasury yields fell about 2.0%. The year started with yields ranging between 5.5% for 3-month Treasury bills and nearly 8.0% for 30-year Treasury bonds and closed the year with all maturities yielding "5 something". Returns from overseas were impressive but, in general, ranged between 13.5% and 17.5%.

     For most of the year our strategy was to stay fully invested with a duration either the same as or slightly longer than that of the Aggregate Index. While we did not fully participate in the early stage of the rally, our neutral to slightly bullish posture during the second half of 1995 enabled your Fund to benefit from falling yields. Corporate bonds performed well, largely due to corporate America's prospects for increased revenue growth, but also due to the longer duration of the corporate market. We remained underweighted in long corporates and overweighted in short corporates all year. This strategy added value as most corporate spread narrowing occurred in short maturities. We also concentrated on bank and finance paper which was the best performing sector of the corporate market. Mortgage-backed securities had a volatile year with strong relative performance in the first and third quarters and weak relative performance in the second and fourth quarters. For the year, mortgages underperformed on an absolute basis, but slightly outperformed Treasuries on a duration-adjusted basis. Our mortgage strategies also added value and were active as we shifted from an underweighting at the beginning of the year when mortgages appeared to offer little value, to an overweighting by year-end as the value of mortgages increased with higher levels of volatility and lower levels of rates. We also correctly emphasized seasoned production throughout the year.

     Your Fund participated fully in the rally throughout the last three quarters of 1995 and held its ground during the first quarter of 1996. For the fiscal year ended March 31, 1996, the Fund's total return (net of expenses) was 11.23%, as compared to 10.93% for the Lehman Government/Corporate Index and 10.78% for the Lehman Aggregate Index. We are particularly gratified that the Fund, prior to expenses, has been able to outperform the market over the past two years which encompassed one of the worst and one of the best years in bond market history.

Looking Ahead

     The market remains vulnerable to further signs of economic strength. It is also vulnerable to higher grain, oil and other commodity prices. While we believe the chance of further cuts in rates by the Federal Reserve is becoming more and more remote for this year, we also believe that it is too soon in the year to anticipate any rate increases. We are not yet convinced that the economic strength will carry forward much beyond the Spring, but we certainly respect the fact that the trend of the market remains negative. Rate cuts in Europe are still a strong possibility as governments continue to downsize in accordance with unification objectives. With Japan's recovery tentative and Europe still sluggish, it is too early to look to the export sector as a source of growth.

     Although the economic climate remains uncertain, we believe that long-term interest rates will trade in a range of 6.5% to 7.5% for the rest of the year. There may be short-term opportunities to benefit from rates as they fluctuate within this range, but we believe that the greater source of outperformance for this year will come from sector strategies emphasizing yield. Our corporate exposure is influenced by the late phase of the current economic cycle and is limited to short maturities where credit risk is minimal. This strategy allows us to match the yield of the corporate component of the Aggregate Index, with less price volatility. Our overweighting in mortgages is still appropriate since the mortgage market benefits from stabilizing interest rates. We expect that our emphasis will shift away from seasoned paper which has already performed so well in favor of more recently issued passthroughs. As Lehman begins a tiering pricing in its mortgage index to recognize each separate year of mortgage issuance, we believe some of the inefficiencies and opportunities previously associated with "seasoning" may be eliminated. Closed-end fund discounts still have room to narrow, which is why we anticipate maintaining our commitment to the area. Term trusts, with their known liquidation dates, are particularly attractive. Based on yields of close to 7.5% from both mortgages and closed-end funds, we believe the risk/reward profile of the portfolio is clearly in favor of reward and should continue to prove effective going forward.

     For a comparison of the Fund's performance from inception versus the Lehman Government/Corporate Index, the Lehman Aggregate Index and the Consumer Price Index, please refer to the chart below:

     A representation of the graphic material contained in THE JAMESTOWN BOND FUND Annual Report is set forth below.

     Comparison of the Change in Value of a $10,000 Investment in the Jamestown Bond Fund, the Lehman Government/Corporate Index, the Lehman Aggregate Index and the Consumer Price Index


LEHMAN BROTHERS GOVERNMENT               THE JAMESTOWN BOND FUND:
 CORPORATE INDEX:

              QTRLY                                    QTRLY
   DATE       RETURN      BALANCE           DATE      RETURN     BALANCE
 12/31/90                   10,000        12/31/90                 10,000
 03/31/91        2.52%      10,252        03/31/91       1.63%     10,163
 06/30/91        1.78%      10,434        06/30/91       1.39%     10,305
 09/30/91        4.77%      10,932        09/30/91       5.02%     10,822
 12/31/91        5.33%      11,515        12/31/91       5.18%     11,382
 03/31/92       -1.50%      11,342        03/31/92      -1.49%     11,213
 06/30/92        4.06%      11,803        06/30/92       3.35%     11,588
 09/30/92        4.88%      12,379        09/30/92       3.83%     12,033
 12/31/92        0.07%      12,387        12/31/92       0.27%     12,065
 03/31/93        4.66%      12,965        03/31/93       3.81%     12,524
 06/30/93        3.01%      13,355        06/30/93       2.26%     12,807
 09/30/93        3.32%      13,798        09/30/93       2.22%     13,091
 12/31/93       -0.29%      13,758        12/31/93       0.25%     13,124
 03/31/94       -3.15%      13,325        03/31/94      -2.55%     12,789
 06/30/94       -1.24%      13,160        06/30/94      -1.04%     12,656
 09/30/94        0.50%      13,225        09/30/94       0.51%     12,719
 12/31/94        0.37%      13,274        12/31/94       0.26%     12,752
 03/31/95        4.98%      13,935        03/31/95       4.87%     13,372
 06/30/95        6.49%      14,840        06/30/95       5.87%     14,157
 09/30/95        1.91%      15,123        09/30/95       2.45%     14,505
 12/31/95        4.66%      15,828        12/31/95       4.49%     15,156
 03/31/96       -2.34%      15,458        03/31/96      -1.86%     14,874

LEHMAN BROTHERS AGGREGATE INDEX:         CONSUMER PRICE INDEX:

              QTRLY                                    QTRLY
   DATE       RETURN      BALANCE           DATE      RETURN     BALANCE
 12/31/90                   10,000        12/31/90                 10,000
 03/31/91        2.81%      10,281        03/31/91       0.90%     10,090
 06/30/91        1.62%      10,448        06/30/91       0.40%     10,130
 09/30/91        5.68%      11,041        09/30/91       0.60%     10,191
 12/31/91        5.07%      11,601        12/31/91       0.90%     10,283
 03/31/92       -1.27%      11,453        03/31/92       0.70%     10,355
 06/30/92        4.04%      11,916        06/30/92       0.80%     10,438
 09/30/92        4.30%      12,429        09/30/92       0.70%     10,511
 12/31/92        0.26%      12,461        12/31/92       0.80%     10,595
 03/31/93        4.14%      12,977        03/31/93       0.90%     10,690
 06/30/93        2.66%      13,322        06/30/93       0.60%     10,754
 09/30/93        2.61%      13,670        09/30/93       0.40%     10,797
 12/31/93        0.05%      13,676        12/31/93       0.70%     10,873
 03/31/94       -2.87%      13,284        03/31/94       0.50%     10,927
 06/30/94       -1.03%      13,147        06/30/94       0.60%     10,993
 09/30/94        0.61%      13,227        09/30/94       0.90%     11,092
 12/31/94        0.38%      13,278        12/31/94       0.60%     11,158
 03/31/95        5.04%      13,947        03/31/95       0.80%     11,248
 06/30/95        6.09%      14,796        06/30/95       0.90%     11,349
 09/30/95        1.96%      15,086        09/30/95       0.40%     11,395
 12/31/95        4.26%      15,729        12/31/95       0.50%     11,452
 03/31/96       -1.77%      15,450        03/31/96       0.80%     11,544

Past performance is not predictive of future performance.

The Jamestown Bond Fund - Average Annual Total Returns

1 Year ........................11.23%
5 Years ....................... 7.92%
Since Inception*............... 7.79%

*Initial public offering of shares was December 13, 1990.



THE JAMESTOWN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1996



ASSETS
   Investments in securities:
      At acquisition cost                                                    $    73,410,257
                                                                             ===============
      At value (Note 1)                                                      $    73,305,618
   Investments in repurchase agreements (Note 1)                                   2,750,854
   Receivable for securities sold                                                  3,225,020
   Interest receivable                                                               714,438
   Dividends receivable                                                                2,991
   Other assets                                                                        5,748
                                                                             ---------------
      TOTAL ASSETS                                                                80,004,669
                                                                             ---------------
LIABILITIES
   Payable for securities purchased                                                4,821,836
   Dividends payable                                                                 369,855
   Accrued advisory fees (Note 3)                                                     25,745
   Accrued administration fees (Note 3)                                                5,100
   Other accrued expenses                                                              8,014
                                                                             ---------------
      TOTAL LIABILITIES                                                            5,230,550
                                                                             ---------------
NET ASSETS                                                                   $    74,774,119
                                                                             ===============
Net assets consist of:
Capital shares                                                               $    75,894,568
Accumulated net realized losses from security transactions                        (1,137,569)
Undistributed net investment income                                                  121,759
Net unrealized depreciation on investments                                          (104,639)
                                                                             ---------------
   Net assets                                                                $    74,774,119
                                                                             ===============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                       7,195,530
                                                                             ===============

Net asset value, offering price and redemption price per share (Note 1)      $         10.39
                                                                             ===============


See accompanying notes to the financial statements.

THE JAMESTOWN BOND FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 1996


INVESTMENT INCOME
   Interest                                                                     $    5,219,265
   Dividends                                                                           521,632
                                                                                --------------
      TOTAL INVESTMENT INCOME                                                        5,740,897
                                                                                --------------
EXPENSES
   Investment advisory fees (Note 3)                                                   305,247
   Administrative fees (Note 3)                                                         61,029
   Custodian fees                                                                       40,002
   Professional fees                                                                    15,279
   Pricing costs                                                                         8,037
   Trustees' fees and expenses                                                           5,573
   Registration fees                                                                     5,198
   Postage and supplies                                                                  1,060
   Printing of shareholder reports                                                         887
   Other expenses                                                                       11,528
                                                                                --------------
      TOTAL EXPENSES                                                                   453,840
   Expenses reimbursed through a directed brokerage arrangement (Note 4)               (22,423)
                                                                                --------------
      NET EXPENSES                                                                     431,417
                                                                                --------------
NET INVESTMENT INCOME                                                                5,309,480
                                                                                --------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                                     3,596,533
   Net change in unrealized appreciation/depreciation of investments                  (949,624)
                                                                                --------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                     2,646,909
                                                                                --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $    7,956,389
                                                                                ==============

See accompanying notes to the financial statements.


THE JAMESTOWN BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Years Ended March 31, 1996 and 1995



                                                                                    Year              Year
                                                                                   Ended             Ended
                                                                                 March 31,         March 31,
                                                                                    1996              1995

FROM OPERATIONS:
   Net investment income                                                     $     5,309,480   $     4,070,955
   Net realized gains (losses) from security transactions                          3,596,533        (3,791,347)
   Net change in unrealized appreciation/depreciation
      on investments                                                                (949,624)        2,701,756
                                                                             ---------------   ---------------
Net increase in net assets from operations                                         7,956,389         2,981,364
                                                                             ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                     (5,212,243)       (4,060,588)
                                                                             ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS (a):
   Proceeds from shares sold                                                      16,330,832        10,057,911
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                             4,066,804         3,496,446
   Payments for shares redeemed                                                  (20,396,366)       (4,475,836)
                                                                             ---------------   ---------------
Net increase in net assets from capital share transactions                             1,270         9,078,521
                                                                             ---------------   ---------------
TOTAL INCREASE IN NET ASSETS                                                       2,745,416         7,999,297

NET ASSETS:
   Beginning of year                                                              72,028,703        64,029,406
                                                                             ---------------   ---------------
   End of year - (including undistributed net investment
      income of $121,759 and $24,522, respectively)                          $    74,774,119   $    72,028,703
                                                                             ===============   ===============
(a) Summary of capital share activity follows:

   Shares sold                                                                     1,534,918         1,014,124
   Shares issued in reinvestment of distributions to shareholders                    386,962           355,655
   Shares redeemed                                                                (1,951,756)         (454,880)
                                                                             ---------------   ---------------
   Net increase (decrease) in shares outstanding                                     (29,876)          914,899
   Shares outstanding, beginning of year                                           7,225,406         6,310,507
                                                                             ---------------   ---------------
   Shares outstanding, end of year                                                 7,195,530         7,225,406
                                                                             ===============   ===============


See accompanying notes to the financial statements.


THE JAMESTOWN BOND FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year




                                                                                        Years Ended March 31,

                                                                   1996          1995            1994            1993        1992

Net asset value at beginning of year                              $9.97         $10.15          $10.82          $10.42      $9.97
                                                                -------        -------         -------         -------    -------
Income from investment operations:
   Net investment income                                           0.70           0.62            0.55            0.64       0.54
   Net realized and unrealized gains (losses) on investments       0.41          (0.18)          (0.30)           0.55       0.48
                                                                -------        -------         -------         -------    -------
Total from investment operations                                   1.11           0.44            0.25            1.19       1.02
                                                                -------        -------         -------         -------    -------

Less distributions:
   Dividends from net investment income                           (0.69)         (0.62)          (0.55)          (0.64)     (0.54)
   Distributions from net realized gains                           --             --             (0.19)          (0.15)     (0.03)
   Distributions in excess of net realized gains                   --             --             (0.18)           --         --
                                                                -------        -------         -------         -------    -------
Total distributions                                               (0.69)         (0.62)          (0.92)          (0.79)     (0.57)
                                                                -------        -------         -------         -------    -------
Net asset value at end of year                                   $10.39          $9.97          $10.15          $10.82     $10.42
                                                                =======        =======         =======         =======    =======
Total return                                                      11.23%          4.56%           2.12%          11.69%     10.33%
                                                                =======        =======         =======         =======    =======
Net assets at end of year (000's)                               $74,774        $72,029         $64,029         $55,718    $29,727
                                                                =======        =======         =======         =======    =======
Ratio of expenses to average net assets (a)                        0.56%          0.53%           0.60%           0.59%      0.60%

Ratio of net investment income to average net assets               6.54%          6.28%           5.03%           6.09%      6.67%

Portfolio turnover rate                                             268%           381%            381%            454%       484%


     (a)For the year ended March 31, 1996, the ratio of expenses to average net assets was determined based on gross expenses prior to expense reimbursements through a directed brokerage arrangement (Note 4). For the year ended March 31, 1995, the ratio was determined based on net expenses after expense reimbursements through the directed brokerage arrangement. Absent such expense reimbursements, the ratio of expenses to average net assets would have been 0.57% for the year ended March 31, 1995. Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 0.80% for the year ended March 31, 1992.

See accompanying notes to the financial statements.


  THE JAMESTOWN BOND FUND

  PORTFOLIO OF INVESTMENTS

  March 31, 1996

   Par Value                                                                                          Value
                   U.S. TREASURY AND AGENCY OBLIGATIONS - 24.4%
                   U.S. Treasury Bonds - 13.0%
$   3,135,000        8.50%, due 02/15/2020                                                      $    3,723,784
    5,800,000        7.125%, due 02/15/2023                                                          5,980,322
                                                                                               ---------------
                                                                                                     9,704,106
                                                                                               ---------------

                   U.S. Treasury Notes - 11.4%
    2,700,000        5.875%, due 03/31/1999                                                          2,694,924
    3,425,000        7.125%, due 02/29/2000                                                          3,550,218
    2,190,000        7.25%, due 08/15/2004                                                           2,310,450
                                                                                               ---------------
                                                                                                     8,555,592
                                                                                               ---------------

                   Total U.S. Treasury and Agency Obligations
                     (Cost $18,191,576)                                                         $   18,259,698
                                                                                               ---------------

                   MORTGAGE-BACKED SECURITIES - 40.0%
                   Federal Home Loan Mortgage Corporation - 13.4%
$   1,398,850        Pool #C00248, 6.50%, due 07/01/2023                                             1,335,958
    1,218,278        Pool #C00290, 6.50%, due 01/01/2024                                             1,158,546
    1,228,218        Pool #C80091, 6.50%, due 01/01/2024                                             1,167,998
    4,680,000        Pool #D69139, 6.50%, due 03/01/2026                                             4,451,850
    2,025,000        Gold TBA, 6.50%, due 04/15/2026                                                 1,926,281
                                                                                               ---------------
                                                                                                    10,040,633
                                                                                               ---------------

                   Federal National Mortgage Association - 8.6%
          857        Series #92-61F, 5.869%, floating rate, due 05/25/2001                                 858
      950,000        Series #92-22HC, 7.00%, due 03/25/2007                                            955,339
    1,020,000        Pool #340687, 6.00%, due 03/01/2011                                               977,537
      750,000        TBA, 6.00%, due 04/01/2011                                                        718,359
    1,025,000        Series #89-76E, 9.00%, due 11/25/2019                                           1,098,985
      625,000        Series #90-103K, 7.50%, due 09/25/2020                                            629,881
      875,000        Series #91-10J, 7.95%, due 02/25/2021                                             880,189
      585,000        Series #X-19B-EC, 6.50%, due 03/25/2021                                           533,264
      555,306        Pool #224229, 9.50%, due 08/01/2021                                               597,392
                                                                                               ---------------
                                                                                                     6,391,804
                                                                                               ---------------

                   Government National Mortgage Association - 13.3%
    1,482,705        Pool #780215, 8.50%, due 10/15/2017                                             1,572,571
      528,912        Pool #327273, 7.50%, due 08/15/2022                                               530,250
      486,615        Pool #325612, 7.50%, due 10/15/2022                                               487,846
      510,409        Pool #333658, 7.50%, due 01/15/2023                                               512,333
    1,271,565        Pool #349314, 7.50%, due 02/15/2023                                             1,274,782
    1,070,269        Pool #342526, 7.50%, due 02/15/2023                                             1,072,977
      135,343        Pool #352166, 7.50%, due 06/15/2023                                               135,685
      948,636        Pool #352143, 7.50%, due 07/15/2023                                               951,036
      958,255        Pool #372822, 7.50%, due 11/15/2023                                               956,904
    1,255,728        Pool #359451, 7.50%, due 12/15/2023                                             1,258,905
      501,376        Pool #354831, 7.50%, due 06/15/2024                                               500,669
      725,000        TBA, 6.00%, adjustable rate, due 04/15/2026                                       723,188
                                                                                               ---------------
                                                                                                     9,977,146
                                                                                               ---------------


   Par Value                                                                                          Value
                   Other Mortgage-Backed Securities - 4.7%
                     Lehman Brothers Mortgage Trust #91-2-A1,
$   1,102,731          8.00%, due 03/20/1999                                                    $    1,125,476
                     Resolution Trust Corporation #95-1A-A-2D,
    1,295,000          7.50%, due 10/25/2028                                                         1,284,478
                     Vendee Mortgage Trust #95-3-1J,
      485,000          7.25%, due 10/15/2008                                                           471,056
                     Vendee Mortgage Trust #96-1-1K,
      635,000          6.75%, due 11/15/2012                                                           600,075
                                                                                               ---------------
                                                                                                     3,481,085
                                                                                               ---------------
                   Total Mortgage-Backed Securities (Cost $30,034,938)                          $   29,890,668
                                                                                               ---------------

                   ASSET-BACKED SECURITIES - 5.1%
                   CIT RV Trust #95-B, class A,
$     472,724        6.50%, due 04/15/2011                                                      $      475,087
                   CIT RV Trust #96-A, class A,
    1,132,538        5.40%, due 12/15/2011                                                           1,107,056
                   Contimortgage Home Equity Loan Trust #95-4-A3,
    1,495,000        6.20%, due 10/15/2010                                                           1,491,412
                   Fleetwood Credit Corporation Grantor Trust #94-A-A,
      798,647        4.70%, due 07/15/2009                                                             769,695
                                                                                               ---------------
                   Total Asset-Backed Securities (Cost $3,881,800)                              $    3,843,250
                                                                                               ---------------
                   CORPORATE BONDS - 18.3%
                   Associates Corporation,
$     700,000        5.75%, due 10/15/2003                                                      $      653,912
                   Baltimore Gas & Electric Corporation,
    1,000,000        8.90%, due 07/01/1998                                                           1,055,600
                   Beneficial Corporation Medium Term Notes,
      900,000        8.27%, due 11/30/1998                                                             941,787
                   Ford Motor Credit Corporation,
    1,150,000        5.625%, due 01/15/1999                                                          1,125,643
                   General Motors Acceptance Corporation Medium Term Notes,
    1,725,000        6.375%, due 09/01/1998                                                          1,730,399
                   Golden West Financial Corporation,
      590,000        8.625%, due 08/30/1998                                                            619,512
                   International Lease Finance Medium Term Notes,
    1,315,000        6.42%, due 09/11/2000                                                           1,302,771
                   Key Corporation Medium Term Notes,
      835,000        5.52%, due 03/25/1997                                                             831,927

   Par Value                                                                                          Value
                   CORPORATE BONDS - Continued
                   Paccar Financial Corporation Medium Term Notes,
$     785,000        8.09%, due 11/14/1997                                                      $      811,046
                   Public Service Electric and Gas Corporation,
    1,500,000        7.125%, due 11/01/1997                                                          1,518,615
                   Sears Roebuck & Company,
    1,300,000        6.18%, due 12/01/2000                                                           1,276,041
                   TCI Communications,
    1,000,000        6.82%, floating rate, due 09/15/2010                                            1,000,510
                   Virginia Electric & Power Corporation,
      825,000        7.25%, due 03/01/1997                                                             835,189
                                                                                               ---------------
                   Total Corporate Bonds (Cost $13,464,508)                                     $   13,702,952
                                                                                               ---------------

     Shares
                   CLOSED-END MUTUAL FUNDS - 10.2%
      134,200      Blackrock 2001 Term Trust, Inc.                                              $    1,006,500
        1,500      Blackrock Broad Investment Grade 2009 Term Trust                                     16,125
       53,900      Blackrock Investment Quality Term Trust, Inc.                                       404,250
       70,300      Blackrock Strategic Term Trust, Inc.                                                527,250
        7,400      Excelsior Income Shares, Inc.                                                       115,625
       88,600      Hyperion 1999 Term Trust                                                            575,900
      113,900      Hyperion 2002 Term Trust                                                            797,300
       51,300      Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.                         384,750
       26,400      Income Opportunities Fund, Inc. - 1999                                              217,800
       24,200      Kemper Intermediate Government Trust                                                175,450
       14,700      Liberty Term Trust, Inc. - 1999                                                     108,413
      158,900      MFS Government Markets Income Trust                                                 993,125
      193,400      MFS Intermediate Income Trust                                                     1,257,100
       51,000      Putnam Intermediate Government Trust                                                382,500
       40,300      TCW/DW Term Trust 2000                                                              297,212
       27,000      TCW/DW Term Trust 2003                                                              195,750
       22,000      Templeton Global Income Fund, Inc.                                                  154,000
                                                                                               ---------------
                   Total Closed-End Funds (Cost $7,837,435)                                     $    7,609,050
                                                                                               ---------------
                   Total Investments at Value (Cost $73,410,257) - 98.0%                        $   73,305,618
                                                                                               ---------------


      Face
     Amount                                                                                           Value
                   REPURCHASE AGREEMENT (a) - 3.7%
                     Lehman Brothers,
$   2,750,854          5.38%, dated 03/31/1996, due 04/01/1996
                       repurchase proceeds $2,752,087 (Cost $2,750,854)                         $    2,750,854
                                                                                               ---------------
                   Total Investments and Repurchase Agreements
                     at Value - 101.7%                                                          $   76,056,472

                   Liabilities in Excess of Other Assets - (1.7)%                                   (1,282,353)
                                                                                               ---------------
                   Net Assets - 100.0%                                                          $   74,774,119
                                                                                               ===============




(a) Joint repurchase agreement is fully collateralized by $15,840,000
U.S. Treasury Note, 7.75%, due 03/31/1996. The aggregate market value of the collateral at March 31, 1996 was $16,453,800. The Fund's pro-rata interest in the collateral at March 31, 1996 was $2,817,418.

  See accompanying notes to the financial statements.

                             THE JAMESTOWN BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1996


1.  Significant Accounting Policies

     The Jamestown Bond Fund (the Fund) is a no-load, diversified, open-end series of the Williamsburg Investment Trust (the Trust), a registered management investment company under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on December 13, 1990.

     The Fund's investment objective is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities.

The following is a summary of the Fund's significant accounting policies:

     Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities of the Fund will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

     Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

     Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

     Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

     Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

     Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

     Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

     Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     The following information is based upon the federal income tax cost of portfolio investments of the Fund as of March 31, 1996:

        Gross unrealized appreciation  ...................$     827,951
        Gross unrealized depreciation.....................   (1,023,553)
                                                          --------------
        Net unrealized depreciation.......................$    (195,602)
                                                          ==============

     As of March 31, 1996, the tax cost basis of investments of the Fund was $73,501,220. As of March 31, 1996, the Fund had capital loss carryforwards for federal income tax purposes of $1,046,606 which expire on March 31, 2003. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


2.  Investment Transactions

     During the year ended March 31, 1996, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $208,417,443 and $204,599,441, respectively.


3.  Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT

     The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .375% on its average daily net assets.

     States in which shares of the Fund are offered may impose an expense limitation based upon net assets. The Adviser has agreed to reimburse the Fund for expenses which exceed the most restrictive applicable expense limitation of any state. No waiver or reimbursement was required from the Adviser for the year ended March 31, 1996.

Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT

     Under the terms of an Administrative Services Agreement between the Trust and MGF Service Corp. (MGF), MGF provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, MGF receives a monthly fee from the Fund at an annual rate of .075% on its average daily net assets up to $200 million and
 .05% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, pricing costs and postage and supplies.

Certain officers of the Trust are also officers of MGF.


4.  Directed Brokerage Arrangement

     In order to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees have been paid through an arrangement with a third-party broker-dealer who is compensated through security trades. Expenses reimbursed through the directed brokerage arrangement totaled $22,423 for the year ended March 31, 1996.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statement of assets and liabilities of The Jamestown Bond Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Bond Fund as of March 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.





                                             Tait, Weller & Baker

Philadelphia, Pennsylvania
April 26, 1996

                       The Jamestown Short Term Bond Fund

                               No Load Mutual Fund




                                  Annual Report
                                 March 31, 1996




        Investment Adviser                      Administrator
        Lowe, Brockenbrough & Tattersall, Inc.  MGF Service Corp.
        6620 West Broad Street                  312 Walnut Street
        Suite 300                               P.O. Box 5354
        Richmond, Virginia  23230               Cincinnati, Ohio  45202-5354
        1.804.288.0404                          1.800.443.4249

                        THE JAMESTOWN SHORT TERM BOND FUND


                       MANAGEMENT DISCUSSION AND ANALYSIS


                                 March 31, 1996


Performance of The Jamestown Short Term Bond Fund

First Quarter 1996

     What a difference a few months can make! The clearly bullish sentiment that investors had at the end of 1995 was quickly reversed during the first quarter of this year. While the 3-month Treasury bill yield remained fairly stable, 2-year and longer rates rose between 60 and 75 basis points in reaction to an economy that caught investors off guard with its strength. As economic growth rates were being revised up, expectations for further rate cuts from the Federal Reserve were being revised down. Interest rates also reflected disappointment with the prospects for a balanced budget and a restructured tax system. Except for Italy and France, where rates fell slightly, other G-7 countries followed our lead and experienced higher rates for the quarter. Central Bankers did little to reverse the trend.

     Our maturity strategy had a negative impact on performance as we remained slightly biased toward falling interest rates, but our sector strategies gave performance a boost, enabling your Fund to perform in line with its comparative index, the Merrill Lynch 1-3 Year Treasury Index. In assessing the economy, we underestimated the improvement in employment and the stimulative effect that last year's low rates had on spending. The strength appeared to transcend even the most obvious drags of unusually inclement weather, the government shutdown and the General Motors strike. As for sectors, our performance benefited from an overweighting in mortgages. Despite the increased volatility in interest rates during the quarter, mortgages performed well as higher rates helped to dispel prepayment fears. Our holdings in seasoned mortgages performed even stronger than the mortgage market in general.

Fiscal Year Ended March 31, 1996

     In 1995, the bond market experienced one of the best years in its history on the heels of one of its worst. The stage was set for 1995's rally by 1994's monetary tightening, although few investors foresaw it at the time. Except for a brief backup in July, the bond market posted positive returns in every month and its third best annual return ever on a calendar year basis. The market hit a "sweet spot", benefiting from slower economic growth, subdued inflation and, finally, the prospect of a balanced federal budget. For the year, 3-month Treasury bill yields fell 0.5%, 2 to 5-year Treasury yields fell about 2.5%, and 10 to 30-year Treasury yields fell about 2.0%. The year started with yields ranging between 5.5% for 3-month Treasury bills and nearly 8.0% for 30-year Treasury bonds and closed the year with all maturities yielding "5 something". Returns from overseas were impressive but, in general, ranged between 13.5% and 17.5%.

     Your Fund participated fully in the rally throughout the last three quarters of 1995 and held its ground during the first quarter of 1996. For the fiscal year ended March 31, 1996, the Fund's total return (net of expenses) was 7.38%, as compared to 7.76% for the Merrill Lynch 1-3 Year Treasury Index and 5.75% for the 90-Day Treasury Bill Index. We are particularly gratified that the Fund, prior to expenses, has been able to outperform the market over the past two years which encompassed one of the worst and one of the best years in bond market history.

Looking Ahead

     The market remains vulnerable to further signs of economic strength. It is also vulnerable to higher grain, oil and other commodity prices. While we believe the chance of further cuts in rates by the Federal Reserve is becoming more and more remote for this year, we also believe that it is too soon in the year to anticipate any rate increases. We are not yet convinced that the economic strength will carry forward much beyond the Spring, but we certainly respect the fact that the trend of the market remains negative. Rate cuts in Europe are still a strong possibility as governments continue to downsize in accordance with unification objectives. With Japan's recovery tentative and Europe still sluggish, it is too early to look to the export sector as a source of growth.

     Although the economic climate remains uncertain, we believe that long-term interest rates will trade in a range of 6.5% to 7.5% for the rest of the year. There may be short-term opportunities to benefit from rates as they fluctuate within this range, but we believe that the greater source of outperformance for this year will come from sector strategies emphasizing yield. Our corporate exposure is influenced by the late phase of the current economic cycle and is limited to short maturities where credit risk is minimal. This strategy allows us to match the yield of the corporate component of the Aggregate Index, with less price volatility. Our overweighting in mortgages is still appropriate since the mortgage market benefits from stabilizing interest rates. We expect that our emphasis will shift away from seasoned paper which has already performed so well in favor of more recently issued passthroughs. As Lehman begins a tiering pricing in its mortgage index to recognize each separate year of mortgage issuance, we believe some of the inefficiencies and opportunities previously associated with "seasoning" may be eliminated.

     For a comparison of the Fund's performance from inception versus the Merrill Lynch 1-3 Year Treasury Index, the 90-Day Treasury Bill Index and the Consumer Price Index, please refer to the chart below:


     A representation of the graphic material contained in THE JAMESTOWN SHORT TERM BOND FUND Annual Report is set forth below.

     Comparison of the Change in Value of a $10,000 Investment in the Jamestown Short Term Bond Fund, the Merrill Lynch 1-3 Year Treasury Index, the 90-Day Treasury Bill Index and the Consumer Price Index


MERRILL LYNCH 1-3 YEAR TREASURY INDEX: THE JAMESTOWN SHORT TERM BOND FUND:

              QTRLY                                 QTRLY
   DATE      RETURN     BALANCE          DATE      RETURN     BALANCE
 01/31/92                10,000        01/31/92                10,000
 03/31/92       0.31%    10,031        03/31/92       0.25%    10,025
 06/30/92       2.88%    10,319        06/30/92       2.03%    10,229
 09/30/92       2.98%    10,627        09/30/92       2.14%    10,448
 12/31/92       0.18%    10,646        12/31/92       0.15%    10,463
 03/31/93       2.21%    10,882        03/31/93       1.95%    10,667
 06/30/93       1.08%    10,999        06/30/93       1.27%    10,803
 09/30/93       1.44%    11,157        09/30/93       1.34%    10,947
 12/31/93       0.59%    11,222        12/31/93       0.61%    11,015
 03/31/94      -0.50%    11,166        03/31/94      -0.48%    10,962
 06/30/94       0.08%    11,176        06/30/94       0.23%    10,987
 09/30/94       0.99%    11,286        09/30/94       0.93%    11,090
 12/31/94       0.00%    11,286        12/31/94      -0.05%    11,084
 03/31/95       3.36%    11,665        03/31/95       3.38%    11,458
 06/30/95       3.21%    12,039        06/30/95       3.01%    11,803
 09/30/95       1.50%    12,220        09/30/95       1.33%    11,960
 12/31/95       2.52%    12,528        12/31/95       2.62%    12,273
 03/31/96       0.33%    12,570        03/31/96       0.25%    12,304

CONSUMER PRICE INDEX:                  90-DAY TREASURY BILL INDEX:

              QTRLY                                 QTRLY
   DATE      RETURN     BALANCE          DATE      RETURN     BALANCE
 01/31/92                10,000        01/31/92                10,000
 03/31/92       0.40%    10,040        03/31/92       0.64%    10,064
 06/30/92       0.80%    10,120        06/30/92       1.10%    10,174
 09/30/92       0.70%    10,191        09/30/92       1.01%    10,277
 12/31/92       0.80%    10,273        12/31/92       0.77%    10,357
 03/31/93       0.90%    10,365        03/31/93       0.78%    10,437
 06/30/93       0.60%    10,427        06/30/93       0.77%    10,518
 09/30/93       0.40%    10,469        09/30/93       0.82%    10,604
 12/31/93       0.70%    10,542        12/31/93       0.78%    10,687
 03/31/94       0.50%    10,595        03/31/94       0.77%    10,768
 06/30/94       0.60%    10,659        06/30/94       0.96%    10,872
 09/30/94       0.90%    10,755        09/30/94       1.08%    10,989
 12/31/94       0.60%    10,819        12/31/94       1.33%    11,135
 03/31/95       0.80%    10,906        03/31/95       1.50%    11,302
 06/30/95       0.90%    11,004        06/30/95       1.50%    11,472
 09/30/95       0.40%    11,048        09/30/95       1.42%    11,635
 12/31/95       0.50%    11,104        12/31/95       1.47%    11,806
 03/31/96       0.80%    11,193        03/31/96       1.23%    11,951

Past performance is not predictive of future performance.

The Jamestown Short Term Bond Fund - Average Annual Total Returns

1 Year ........................ 7.38%
Since Inception*............... 5.05%

*Initial public offering of shares was January 21, 1992.


THE JAMESTOWN SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1996


ASSETS
   Investments in securities:
      At acquisition cost                                                            $     9,158,952
                                                                                    ================
      At value (Note 1)                                                              $     9,111,381
   Investments in repurchase agreements (Note 1)                                             144,684
   Cash                                                                                        1,232
   Receivable for securities sold                                                            463,777
   Interest receivable                                                                       117,437
   Other assets                                                                                  968
                                                                                    ----------------
      TOTAL ASSETS                                                                         9,839,479
                                                                                    ----------------

LIABILITIES
   Payable for securities purchased                                                          403,185
   Dividends payable                                                                           2,292
   Accrued advisory fees (Note 3)                                                              3,786
   Accrued administration fees (Note 3)                                                        2,000
   Other accrued expenses                                                                      2,460
                                                                                    ----------------
      TOTAL LIABILITIES                                                                      413,723
                                                                                    ----------------

NET ASSETS                                                                           $     9,425,756
                                                                                    ================

Net assets consist of:
Capital shares                                                                       $     9,914,073
Accumulated net realized losses from security transactions                                  (444,405)
Undistributed net investment income                                                            3,659
Net unrealized depreciation on investments                                                   (47,571)
                                                                                    ----------------
   Net assets                                                                        $     9,425,756
                                                                                    ================

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                                 969,934
                                                                                    ================

Net asset value, offering price and redemption price per share (Note 1)              $          9.72
                                                                                    ================


See accompanying notes to the financial statements.


THE JAMESTOWN SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 1996


INVESTMENT INCOME
   Interest                                                                                        $       853,612
                                                                                                  ----------------
EXPENSES
   Investment advisory fees (Note 3)                                                                        47,421
   Administrative fees (Note 3)                                                                             24,000
   Professional fees                                                                                        11,779
   Custodian fees                                                                                            8,213
   Trustees' fees and expenses                                                                               5,572
   Pricing costs                                                                                             3,775
   Registration fees                                                                                         2,585
   Postage and supplies                                                                                      1,004
   Printing of shareholder reports                                                                             741
   Other expenses                                                                                            1,772
                                                                                                  ----------------
      TOTAL EXPENSES                                                                                       106,862
   Fees waived by the Adviser (Note 3)                                                                     (43,635)
                                                                                                  ----------------
      NET EXPENSES                                                                                          63,227
                                                                                                  ----------------

NET INVESTMENT INCOME                                                                                      790,385
                                                                                                  ----------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                                                           192,225
   Net change in unrealized appreciation/depreciation on investments                                       (10,516)
                                                                                                  ----------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                                           181,709
                                                                                                  ----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                         $       972,094
                                                                                                  ================


See accompanying notes to the financial statements.


THE JAMESTOWN SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Years Ended March 31, 1996 and 1995



                                                                                       Year               Year
                                                                                       Ended             Ended
                                                                                     March 31,         March 31,
                                                                                        1996              1995
FROM OPERATIONS:
   Net investment income                                                        $        790,385   $       852,780
   Net realized gains (losses) from security transactions                                192,225          (384,848)
   Net change in unrealized appreciation/depreciation
      on investments                                                                     (10,516)          136,445
                                                                                ----------------   ---------------
Net increase in net assets from operations                                               972,094           604,377
                                                                                ----------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                           (793,655)         (852,243)
   From net realized gains from security transactions                                        ---            (4,059)
                                                                                ----------------   ---------------
Decrease in net assets from distributions to shareholders                               (793,655)         (856,302)
                                                                                ----------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS (a):
   Proceeds from shares sold                                                           2,046,872         1,529,815
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                                   563,410           565,090
   Payments for shares redeemed                                                       (7,485,406)       (6,435,813)
                                                                                ----------------   ---------------
Net decrease in net assets from capital share transactions                            (4,875,124)       (4,340,908)
                                                                                ----------------   ---------------

TOTAL DECREASE IN NET ASSETS                                                          (4,696,685)       (4,592,833)

NET ASSETS:
   Beginning of year                                                                  14,122,441        18,715,274
                                                                                ----------------   ---------------
   End of year - (including undistributed net investment
      income of $3,659 and $6,929, respectively)                                $      9,425,756   $    14,122,441
                                                                                ================   ===============

(a)Summary of capital share activity follows:

   Shares sold                                                                           208,453           157,550
   Shares issued in reinvestment of distributions to shareholders                         57,652            58,839
   Shares redeemed                                                                      (761,014)         (657,850)
                                                                                ----------------   ---------------
   Net decrease in shares outstanding                                                   (494,909)         (441,461)
   Shares outstanding, beginning of year                                               1,464,843         1,906,304
                                                                                ----------------   ---------------
   Shares outstanding, end of year                                                       969,934         1,464,843
                                                                                ================   ===============


See accompanying notes to the financial statements.


THE JAMESTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period



                                                                                                                          Period
                                                                             Years Ended March 31,                        Ended
                                                                                                                        March 31,
                                                               1996         1995            1994            1993        1992 (a)

Net asset value at beginning of period                        $9.64            $9.82          $10.07           $9.93      $10.00
                                                             ------          -------         -------         -------      ------
Income from investment operations:
    Net investment income                                      0.62             0.60            0.51            0.50        0.09
    Net realized and unrealized gains (losses)
       on investments                                          0.08            (0.17)          (0.23)           0.13       (0.07)
                                                             ------          -------         -------         -------      ------
Total from investment operations                               0.70             0.43            0.28            0.63        0.02
                                                             ------          -------         -------         -------      ------

Less distributions:
    Dividends from net investment income                      (0.62)           (0.61)          (0.51)          (0.49)      (0.09)
    Distributions from net realized gains                      --               --             (0.02)           --          --
                                                             ------          -------         -------         -------      ------
Total distributions                                           (0.62)           (0.61)          (0.53)          (0.49)      (0.09)
                                                             ------          -------         -------         -------      ------

Net asset value at end of period                              $9.72            $9.64           $9.82          $10.07       $9.93
                                                             ======          =======         =======         =======      ======

Total return                                                   7.38%            4.53%           2.76%           6.40%      0.99%(c)
                                                             ======          =======         =======         =======      ======

Net assets at end of period (000's)                          $9,426          $14,122         $18,715         $15,580      $5,320
                                                             ======          =======         =======         =======      ======

Ratio of expenses to average net assets (b)                    0.50%            0.50%           0.50%           0.50%      0.50%(c)

Ratio of net investment income to average net assets           6.27%            6.04%           5.22%           5.24%      4.86%(c)

Portfolio turnover rate                                         157%             144%            324%            289%         97%

     (a) Represents the period from the commencement of operations (January 21, 1992) through March 31, 1992.

     (b) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.85%, 0.85%, 0.81%, 0.82% and 0.81% (c) for the periods ended March 31, 1996, 1995, 1994, 1993 and 1992, respectively (Note 3).

(c) Annualized.

See accompanying notes to the financial statements.


THE JAMESTOWN SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

March 31, 1996


     Par Value                                                                                          Value
                    U.S. TREASURY NOTES - 35.2%
  $    200,000        5.125%, due 04/30/1998                                                      $       197,374
     1,015,000        5.875%, due 03/31/1999                                                            1,013,092
     2,100,000        6.25%, due 08/31/2000                                                             2,110,500
                                                                                                -----------------
                         Total U.S. Treasury Notes (Cost $3,341,675)                              $     3,320,966
                                                                                                -----------------

                    MORTGAGE-BACKED SECURITIES - 20.5%
                    Federal Home Loan Mortgage Corporation - 2.4%
  $    225,331        Series #162-E, 7.00%, due 02/15/2020                                        $       227,020
                                                                                                -----------------

                    Federal National Mortgage Association - 13.4%
       225,000        Series #91-131E, 7.709%, due 10/25/1998                                             231,397
       274,266        Pool #124029, 8.00%, due 12/01/2002                                                 282,148
       392,700        Pool #322830, 7.50%, due 11/01/2010                                                 398,713
       306,755        Pool #303346, 11.50%, due 02/01/2020                                                346,955
                                                                                                -----------------
                                                                                                        1,259,213
                                                                                                -----------------

                    Other Mortgage-Backed Securities - 4.7%
                    Lehman Brothers Mortgage Trust #91-2-A1,
       166,744        8.00%, due 03/20/1999                                                               170,183
                    Resolution Trust Corporation #95-1-A2B,
       275,000        7.50%, due 10/25/2028                                                               276,375
                                                                                                -----------------
                                                                                                          446,558
                                                                                                -----------------
                    Total Mortgage-Backed Securities (Cost $1,935,167)                            $     1,932,791
                                                                                                -----------------
                    ASSET-BACKED SECURITIES - 2.7%
                    Chemical Financial Acceptance Corporation Grantor Trust #90-A,
  $    246,686        9.40%, due 03/15/1997 (Cost $249,962)                                       $       248,149
                                                                                                -----------------

     Par Value                                                                                          Value
                    CORPORATE BONDS - 38.3%
                    Bear Stearns Company,
  $    205,000        7.625%, due 09/15/1999                                                      $       211,216
                    Beneficial Corporation,
       400,000        8.27%, due 11/30/1998                                                               418,572
                    Ford Motor Credit Corporation,
       350,000        7.50%, due 02/14/1997                                                               355,152
        40,000        8.00%, due 12/01/1997                                                                41,171
                    Golden West Financial,
       350,000        8.625%, due 08/30/1998                                                              367,507
                    International Bank Reconstruction and Development,
       265,000        5.10%, due 09/15/1999                                                               255,956
                    Mellon Financial,
       375,000        6.50%, due 12/01/1997                                                               376,976
                    National City Corporation,
       215,000        5.659%, floating rate, due 01/31/1997                                               215,370
                    Norwest Financial,
       275,000        6.25%, due 02/15/1997                                                               275,811
                    J.C. Penny & Company,
       300,000        10.00%, due 10/15/1997                                                              316,932
                    Ryder System, Inc.,
       300,000        8.38%, due 12/08/1999                                                               317,757
                    Virginia Electric & Power Company,
       275,000        7.25%, due 03/01/1997                                                               278,396
                    Xerox Corporation Medium Term Notes,
       175,000        7.13%, due 04/30/1999                                                               178,659
                                                                                                -----------------
                    Total Corporate Bonds (Cost $3,632,148)                                       $     3,609,475
                                                                                                -----------------
                    Total Investments at Value (Cost $9,158,952) - 96.7%                          $     9,111,381
                                                                                                -----------------

       Face
      Amount                                                                                            Value
                    REPURCHASE AGREEMENTS (a) - 1.5%
  $    144,684        Lehman Brothers, 5.38%, dated 03/29/1996, due 04/01/1996,
                         repurchase proceeds $144,749 (Cost $144,684)                             $       144,684
                                                                                                -----------------
                    Total Investments and Repurchase Agreements
                      at Value - 98.2%                                                            $     9,256,065

                    Other Assets in Excess of Liabilities - 1.8%                                          169,691
                                                                                                -----------------
                    Net Assets - 100.0%                                                           $     9,425,756
                                                                                                =================


     (a) Joint repurchase agreement is fully collaterized by $15,840,000 U.S. Treasury Note, 7.75%, due 03/31/1996. The aggregate market value of the collateral at March 31, 1996 was $16,453,800. The Fund's pro-rata interest in the collateral at March 31, 1996 was $148,185.

    See accompanying notes to the financial statements.

                      THE JAMESTOWN SHORT TERM BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1996


1.  Significant Accounting Policies

     The Jamestown Short Term Bond Fund (the Fund) is a no-load, diversified, open-end series of the Williamsburg Investment Trust (the Trust), a registered management investment company under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 21, 1992.

     The Fund's investment objective is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of high quality short-term fixed income securities.

     The following is a summary of the Fund's significant accounting policies:

     Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that securities of the Fund will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

     Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

     Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

     Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

     Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

     Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

     Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

     Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     The following information is based upon the federal income tax cost of portfolio investments of the Fund as of March 31, 1996:

        Gross unrealized appreciation................$    45,579
        Gross unrealized depreciation.................   (94,496)
                                                      ----------
        Net unrealized depreciation..................$   (48,917)
                                                      ==========

     As of March 31, 1996, the tax cost basis of investments of the Fund was $9,160,298 and the Fund had capital loss carryforwards for federal income tax purposes of $443,059 which expire on March 31, 2003. These capital loss carryforwards and may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


2.  Investment Transactions

     During the year ended March 31, 1996, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $17,899,670 and $21,645,446, respectively.


3.  Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
     The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .375% on its average daily net assets.

     The Adviser currently intends to limit the total operating expenses of the Fund to .50% of average net assets. Accordingly, the Adviser waived $43,635 of its investment advisory fees for the year ended March 31, 1996.

     Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
     Under the terms of an Administrative Services Agreement between the Trust and MGF Service Corp. (MGF), MGF provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, MGF receives a monthly fee from the Fund at an annual rate of .075% on its average daily net assets up to $200 million and
 .05% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, pricing costs and postage and supplies.

     Certain officers of the Trust are also officers of MGF.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statement of assets and liabilities of The Jamestown Short Term Bond Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Short Term Bond Fund as of March 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.





                                     Tait, Weller & Baker

Philadelphia, Pennsylvania
April 26, 1996